Exhibit 99.1
News release via Canada NewsWire, Toronto 416-863-9350

     Attention Business/Financial Editors:
     Vitran reports 2009 first quarter results

     <<
     -------------------------------------------------------------------------
     REMINDER:
     Vitran management will conduct a conference call and webcast tomorrow,
     April 23, at 11:00 a.m. ET, to discuss the Company's 2009 first quarter results
     Conference call dial-in: 1-800-732-1073 or 416-644-3419 (International)
     Live Webcast: www.vitran.com (select "Investor Relations")
     -------------------------------------------------------------------------
     >>

     TORONTO, April 22 /CNW/ - Vitran Corporation Inc. (NASDAQ: VTNC, TSX:
VTN), a North American transportation and logistics firm, today announced financial results for the first quarter of 2009, the three-month period ended
March 31, 2009 (all figures reported in $U.S.).
     Vitran reported a net loss of $2.4 million, or $0.17 per diluted share, on revenues of $139.6 million for the quarter ended March 31, 2009. In the comparable 2008 three-month period, the Company achieved net income of $1.1 million, or $0.08 per diluted share on revenue of $177.5 million. The fluctuation in fuel surcharge and foreign exchange on Vitran's Canadian operations accounted for $22 million of the revenue decline for the first quarter of 2009 compared to the first quarter of 2008.
     "The economic environment put enormous pressure on activity levels and margins in the first quarter of 2009 compared to 2008. Although Vitran posted a loss for the first quarter of 2009, it was a sequential quarterly improvement compared to the fourth quarter of 2008," stated Vitran President and Chief Executive Officer Rick Gaetz.
     "Our U.S. LTL operating integration was substantially completed in the fourth quarter of 2008 and started to bear fruit in the current quarter. Costs were taken out of the operation and inter-regional sales opportunities materialized as we predicted.
     "The economic environment remains very demanding, but we continue to modify our LTL operating structure to reduce costs and expand Vitran's market share. We are experiencing sequential improvements in daily activity levels every month this year. Our Logistics business performed well in the quarter despite continued downward pressures on the North American retail economy.
     "Our Logistics segment commenced a new 200,000 sqft dedicated distribution facility in California supporting a long standing client of the
Company's. This increases the total square footage under management to over 2 million square feet. The launch was successful and we look forward to the new business contributing to our financial results in the months ahead," concluded
Mr. Gaetz.

     Segmented Results

     The LTL (less-than-truckload) segment posted a loss from operations for the 2009 first quarter of $2.7 million, with an OR (operating ratio) of 102.3%
compared to income from operations of $2.1 million and an OR of 98.6% in the comparable period a year ago. In the comparable first quarters shipments and tonnage declined 13% and 14% respectively in the LTL segment. More importantly, the LTL segment posted a positive operating ratio of 99.5% for the month of March 2009.
     Vitran Logistics posted income from operation of $0.4 million and an OR of 97.4% in the first quarter of 2009 compared to income from operations of
$0.7 million and OR of 96.4% in the first quarter of 2008. The Truckload segment achieved income from operations during the three-month period of
$192,000, compared to $379,000 in 2008, and the TL OR was 97.6%, compared to an OR of 95.5% in the prior year period.

     About Vitran Corporation Inc.

     Vitran Corporation Inc. is a North American group of transportation companies offering less-than-truckload, logistics, truckload, and freight brokerage services. To find out more about Vitran Corporation Inc.
(NASDAQ:VTNC, TSX:VTN), visit the website at www.vitran.com.

     This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and
applicable Canadian securities laws. Forward-looking statements may be generally identifiable by use of the words "believe", "anticipate", "intend",
"estimate", "expect", "project", "may", "plans", "continue", "will", "focus should" "endeavor" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on current expectations and are naturally subject to uncertainty and changes in circumstances that may cause actual results to differ materially from those expressed or implied by such forward-looking statements.
     Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Vitran's actual results, performance or achievements to differ materially from those projected in the forward-looking statements. Factors that may cause such differences include, but are not limited to, technological change, increases in fuel costs, regulatory changes, the general health of the economy, seasonal fluctuations, unanticipated changes in railroad capacities, exposure to credit risks, changes in labour relations and competitive factors. More detailed information about these and other factors is included in the annual MD&A on Form 10K under the heading "General Risks and Uncertainties." Many of these factors are beyond the Company's control; therefore, future events may vary substantially from what the Company currently foresees. You should not place undue reliance on such forward-looking statements. Vitran Corporation
Inc. does not assume the obligation to revise or update these forward-looking statements after the date of this document or to revise them to reflect the occurrence of future unanticipated events, except as may be required under applicable securities laws.

     <<
                                (tables follow)

                            Vitran Corporation Inc.
                          Consolidated Balance Sheets
                (in thousands of United States dollars, US GAAP)

                                                 Mar. 31, 2009  Dec. 31, 2008
                                                    (unaudited)      (audited)
     Assets
     Current assets:
       Accounts receivable                          $    65,808   $    65,741
       Inventory, deposits and prepaid expenses          11,751        12,063
       Income and other taxes receivable                  1,456           792
       Deferred income taxes                              1,935         1,877
                                                   ------------- -------------
                                                         80,950        80,473

     Property and equipment                             147,686       152,602
     Intangible assets                                   12,648        13,279
     Goodwill                                            16,880        17,057
     Deferred income taxes                               32,631        30,181
                                                   ------------- -------------
                                                    $   290,795   $   293,592
                                                   ------------- -------------
                                                   ------------- -------------

     Liabilities and Shareholders' Equity
     Current liabilities:
       Bank overdraft                               $     1,845   $     3,912
       Accounts payable and accrued liabilities          63,477        63,495
       Current portion of long-term debt                 17,464        16,925
                                                   ------------- -------------
                                                         82,786        84,332

     Long-term debt                                      95,543        93,477
     Other                                                4,089         4,540

     Shareholders' equity:
       Common shares                                     77,500        77,500
       Additional paid-in capital                         3,759         3,525
       Retained earnings                                 30,897        33,253
       Accumulated other comprehensive loss              (3,779)       (3,035)
                                                   ------------- -------------
                                                        108,377       111,243
                                                   ------------- -------------
                                                    $   290,795   $   293,592
                                                   ------------- -------------
                                                   ------------- -------------

                  (Consolidated Statements of Income follows)

                            Vitran Corporation Inc.
                       Consolidated Statements Of Income
                                  (Unaudited)
     (in thousands of United States dollars except per share amounts, US GAAP)

                                                   Three months  Three months
                                                       Ended         ended
                                                      Mar. 31,      Mar. 31,
                                                        2009          2008

     Revenue                                        $   139,635   $   177,507
     Operating expenses                                 137,462       170,021
     Depreciation and amortization expense                5,027         5,560
                                                   ------------- -------------
                                                        142,489       175,581

     Income (loss) from operations before undernoted     (2,854)        1,926

     Interest expense, net                                2,196         2,130

     Income (loss) from operations before income taxes   (5,050)         (204)

     Income (recovery) taxes                             (2,694)       (1,338)
                                                   ------------- -------------

     Net income (loss)                              $    (2,356)  $     1,134
                                                   ------------- -------------
                                                   ------------- -------------

     Basic and Diluted income (loss) per share -
       Net income (loss)                            $     (0.17)  $      0.08

     Weighted average number of shares:
       Basic                                         13,498,159    13,465,357
                                                   ------------- -------------
                                                   ------------- -------------
       Diluted                                       13,498,159    13,611,446
                                                   ------------- -------------
                                                   ------------- -------------

                      (Statements of Cash Flows follows)

                            Vitran Corporation Inc.
                     Consolidated Statements Of Cash Flows
                                  (Unaudited)
               (in thousands of United States dollars, US GAAP)

                                                   Three months  Three months
                                                          ended         ended
                                                        Mar. 31,      Mar. 31,
                                                           2008          2007
     Cash provided by (used in):

     Operations:
       Net income (loss)                            $    (2,356)  $     1,134
       Items not involving cash from operations:
         Depreciation and amortization expense            5,027         5,560
         Deferred income taxes                           (2,320)       (1,198)
         Share-based compensation expense                   234           277
         Loss (gain) on sale of property and
          equipment                                        (429)            1
       Change in non-cash working capital components       (246)       (1,113)
                                                    ------------  ------------
                                                            (90)        4,661
     Investments:
       Purchase of property and equipment                (1,627)       (7,108)
       Proceeds on sale of property and equipment         1,047           191
                                                    ------------  ------------
                                                           (580)       (6,917)
     Financing:
       Revolving credit facility and bank overdraft       4,626         6,625
       Repayment of long-term debt                       (2,268)       (2,571)
       Repayment of capital leases                       (1,820)       (2,241)
       Issue of Common Shares upon exercise of
        stock options                                         -           178
                                                    ------------  ------------
                                                            538         1,991

     Effect of translation adjustment on cash               132           265
                                                    ------------  ------------

     Increase in cash and cash equivalents                    -             -
     Cash and cash equivalent position, beginning
      of period                                               -             -
                                                    ------------  ------------
     Cash and cash equivalent position, end of
      period                                        $         -   $         -
                                                    ------------  ------------
                                                    ------------  ------------

     Change in non-cash working capital components:
       Accounts receivable                          $       (67)  $    (7,671)
       Inventory, deposits and prepaid expenses             312          (401)
       Income and other taxes recoverable/payable          (723)        1,131
       Accounts payable and accrued liabilities             232         5,828
                                                    ------------  ------------
                                                    $      (246)  $    (1,113)
                                                    ------------  ------------
                                                    ------------  ------------

                  (additional financial information follows)

                 Supplementary Segmented Financial Information
              (in thousands of United States dollars) (Unaudited)

     -------------------------------------------------------------------------
     For the quarter ended
      March 31, 2009
     -------------------------------------------------------------------------
                                                   Inc. from
                                    Revenue       Operations              OR%
     -------------------------------------------------------------------------
     LTL                            115,364           (2,684)           102.3
     -------------------------------------------------------------------------
     LOG                             16,262              421             97.4
     -------------------------------------------------------------------------
     TL                               8,009              192             97.6
     -------------------------------------------------------------------------

     -------------------------------------------------------------------------
     For the quarter ended
      March 31, 2008
     -------------------------------------------------------------------------
                                                   Inc. from
                                    Revenue       Operations              OR%
     -------------------------------------------------------------------------
     LTL                            149,415            2,137             98.6
     -------------------------------------------------------------------------
     LOG                             19,760              720             96.4
     -------------------------------------------------------------------------
     TL                               8,332              379             95.5
     -------------------------------------------------------------------------

                     LTL SEGMENT - Statistical Information
                                  (Unaudited)

              --------------------------------------------------
                             For the quarter ended
                                March 31, 2009
              --------------------------------------------------
              ($U.S.)                          LTL    Q. over Q.
                                          Division      % Change
              --------------------------------------------------
              Revenue (000's)          $   115,364     (17.7)(x)
              --------------------------------------------------
              No. of Shipments             853,668        (12.7)
              --------------------------------------------------
              Weight (000's lbs)         1,276,668        (14.3)
              --------------------------------------------------
              Revenue per shipment     $    135.14      (5.7)(x)
              --------------------------------------------------
              Revenue per CWT          $      9.04      (3.9)(x)
              --------------------------------------------------

     (x) All % changes have been normalized for the impact of foreign exchange fluctuation, period over period
     >>

     %SEDAR: 00004231E          %CIK: 0000946823

     /For further information: Richard Gaetz, President/CEO, Sean Washchuk, VP
Finance/CFO, Vitran Corporation Inc., (416) 596-7664/
     (VTNC VTN.)

CO:  Vitran Corporation Inc.

CNW 16:15e 22-APR-09